UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

Leslie Cruz, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant's telephone number, including area code: (410) 576-0100

Date of fiscal year end: April 30

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft-Leominster

Value Fund

SEMI-ANNUAL REPORT

October 31, 2004

December 31, 2004

Dear Croft-Leominster Value Fund Shareholder:

Thank you for your continued investment in the Croft-Leominster Value Fund.  From January 1, 2004 to December 31, 2004, your Value Fund produced a total return of 13.5%* compared to 10.8% for the Standard & Poor 500.  Over the last five years, from January 1, 2000 to December 31, 2004 your Value Fund increased +28.2% compared to a decline of -11.0% for the Standard & Poor’s 500.

The economic backdrop for the market was one of stable growth throughout 2004.  Gross Domestic Product grew approximately 3.9%, nearly matching the healthy growth of 2003.  While inflation has increased, we do not view the current rate as detrimental to future economic growth.  The Federal Reserve has begun a gradual reversal of the accommodative monetary policy of recent years, most recently increasing the Fed Funds rate by one-quarter point to 2.25%.  The Fed’s policy reversal should be viewed as a strong endorsement of the sustainability of the current economic recovery.  We believe that increased productivity, increased capital spending, and consumer demand will more than make up for higher interest rates and lead to moderate corporate profit growth for 2005.  It is also noteworthy that despite recent rate hikes, interest rates are still quite low by historical standards.

These positive trends notwithstanding, some developments concern us.  The federal budget deficit continues to grow; for fiscal 2004, the budget deficit swelled to $413 billion, up from $377 billion for fiscal 2003.  The 2004 deficit represented 3.75% of GDP, a disconcerting figure although far below the record 5.88% deficit of fiscal 1983.   In addition, sharply increased crude oil prices, the threat of global terrorism, and the difficult situation in Iraq continue to hang over the market.

In 2004 the Fund took a new position in Fluor Corp., the second largest Engineering and Construction firm in the world.  Fluor’s operations are well diversified throughout the pharmaceuticals, power, oil, and government sectors, and the shares have an attractive dividend yield.  Fluor is particularly well positioned to take advantage of a rebound in the worldwide energy sector.  Tyco International Ltd. remains the Funds’ top holding, and has demonstrated much improved operating performance as a result of successful restructuring undertaken by new management.  Liberty Media, one of the Fund’s largest holdings, has also recently undergone a restructuring and has spun-off its international operations.   We believe Liberty’s management team is taking appropriate steps to realize the inherent value of the firm’s high-quality asset base, the NAV of which we estimate to be approximately $14 per share.  Due to disagreement with management’s altered strategic vision, the Fund no longer holds shares of SPX Corp., which was at one point the Fund’s largest holding.

On balance, we remain optimistic for the market’s prospects over the next several years.  Business and consumer spending remain strong and corporate profits continue to grow.  The manufacturing sector has, and should continue to benefit from the weak dollar and strong demand.   We expect the employment and inflation picture to remain favorable.  The major economies around the world appear to be making gains as well, particularly in Asia.

Please do not hesitate to call us at (410) 576-0100 or (800) 551-0990 if you have any questions or want to discuss our investment philosophy.

Sincerely,

/s/Kent Croft

President

 *Past performance is not indicative of future performance.  Investment return and principal will fluctuate.  An investor’s shares, when redeemed, may be worth more or less than the original value. The Standard and Poor’s 500 (S&P 500) is an unmanaged index that is widely recognized indicator of the overall market.  Comments about the Value Fund Portfolio and the S&P 500 are as of 12/31/04.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

CROFT-LEOMINSTER VALUE FUND
		Schedule of Investments
		October 31, 2004 (Unaudited)
Shares		Market Value	% of Assets

Common Stock 88.54%
Accident & Health Insurance
1,200	PartnerRe Ltd.	$69,780	1.04%

Aircraft & Parts
1,200	Textron, Inc.	81,780	1.21%

Automatic Controls For Regulating Residential & Commercial
4,408	Honeywell International, Inc.	148,461	2.20%

Biological Products, Except Diagnostic Substances
400	Invitrogen Corp.*	23,160	0.34%

Cable & Other Pay Television Services
5,400	Cablevision Systems Corp. Class A *	111,132
3,929	Viacom, Inc. Class B	143,369
		254,501	3.78%
Chemicals & Allied Products
1,600	FMC Corp.*	70,160	1.04%

Cogeneration Services & Small Power Producers
2,200	Danielson Holding Corp. *	16,434	0.24%

Commercial Physical And Biological Research
2,400	Pharmaceutical Product Development, Inc. *	101,352	1.50%

Crude Petroleum And Natural Gas
2,600	Nexen, Inc.	110,656	1.64%

Department Stores
2,000	Sears Roebuck & Co.	70,000	1.04%

Eating & Drinking Places
1,400	McDonalds Corp.	40,810	0.61%

Electric & Other Services Combined
1,600	PG & E Corp. *	44,856	0.67%

Electric Services
2,800	Allegheny Energy, Inc. *	51,268
3,800	Centerpoint Energy, Inc.	39,938
		91,206	1.35%
Electronic Connectors
12,775	Tyco International, Inc.	397,941	5.91%

Electrical Work
5,800	Quanta Services, Inc. *	38,976	0.58%

Electronic & Other Electrical Equipment
800	General Electric Co.	27,296	0.41%

Farm Machinery & Equipment
6,600	Agco Corp. *	128,172	1.90%

Fire, Marine & Casualty Insurance
4,550	Ace Ltd.	173,173
3,363	St. Paul Travelers	114,208
		287,381	4.26%
Gas & Other Services Combined
1,100	Sempra Energy	36,894	0.55%

General Industrial Machinery & Equipment
1,500	Ingersoll-Rand	102,660	1.52%

Heavy Construction Other Than Building Construction
3,200	Fluor Corp.	148,608	2.21%

Hospital & Medical Service Plans
1,400	Health Net, Inc. *	33,964	0.50%

Industrial Instruments For Measurement, Display & Control
600	Cognex Corp.	15,360	0.23%

Industrial Trucks, Tractors, Trailers & Stackers
4,500	Terex Corp. *	171,000	2.54%

Laboratory Analytical Instruments
800	Beckman Coulter, Inc.	47,600
1,863	Perkinelmer, Inc.	38,266
		85,866	1.27%

Life Insurance
2,500	Commonwealth Industries, Inc.	23,350
900	Genworth Financial, Inc.	21,474
1,200	HCA, Inc.	44,076
1,443	Lincoln National Corp.	63,204
4,100	Prudential Financial, Inc.	190,527
		342,631	5.08%
Lumber & Other Building Materials Dealers
3,570	Lowes Companies, Inc.	200,920	2.98%

Measuring and Controlling Devices, NEC
900	Thermo Electron Corp. *	26,100	0.39%

Millwood, Veneer, Plywood & Structural Wood Members
2,236	Masco Corp.	76,606	1.14%

Miscellaneous Industrial And Commercial Machinery And Equipment
1,600	Eaton Corporation	102,320	1.52%

Motion Picture & Video Tape Production
27,159	Liberty Media Corp. Class A*	242,258
9,800	Time Warner, Inc. *	163,072
		405,330	6.01%
National Commercial Banks
4,110	Bank Of America Corp.	184,087
3,360	Citigroup, Inc.	149,083
		333,170	4.94%
Natural Gas Transmission
12,100	Williams Cos., Inc.	151,371	2.25%

Orthopedic, Prosthetic, & Surgical Appliances& Supplies
1,100	Edwards Lifesciences Corp. *	37,598	0.56%

Paper & Paper Products
2,800	Boise Cascade Corp.	82,656	1.23%

Paperboard Containers & Boxes
1,500	Packaging Corp. of America	32,895	0.49%

Paperboard Mills
5,361	Smurfit-Stone Container Corp.*	93,067	1.38%

Petroleum Refining
1,475	Premcor, Inc.	57,584	0.85%

Pharmaceutical Preparations
1,900	Abbott Laboratories	80,997
700	Johnson & Johnson	40,866
1,000	Merck & Co. , Inc.	31,310
2,700	Pfizer, Inc.	78,165
2,065	Wyeth	81,877
		313,215	4.65%
Plastics Material Synthetic Resins, & Nonvulcanizable Elastics
9,000	PolyOne Corp. *	68,130	1.01%

Plastics, Foil, & Coated Paper Bags
1,800	Pactiv Corp. *	42,642	0.63%

Prepackaged Software
2,500	Microsoft Corp.	69,925	1.04%

Primary Smelting & Refining Of Nonferrous Metals
2,000	Inco Ltd. *	70,800	1.05%

Printed Circuit Boards
698	Flextronics International Ltd. *	8,411	0.12%

Railroads, Line-Haul Operating
1,025	Kansas City Southern Industries, Inc. *	17,374	0.26%

Real Estate Agents & Managers
7,400	Cendant Corp.	152,366	2.26%

Real Estate Investment Trusts
26,000	Meristar Hospitality Corp. *	151,840
2,345	Mills Corporation	130,030
		281,870	4.18%
Retail-Department Stores
1,700	Dillard Department Stores, Inc. Class A	34,833	0.52%

Retail-Hobby, Toy & Game Shops
2,000	Toys-R-Us, Inc. *	36,020	0.53%

Search, Detection, Navigation, Guidance & Aeronautical
500	ESCO Technologies, Inc. *	34,900	0.52%

Semiconductors & Related Devices
4,800	MEMC Electronic Materials, Inc. *	45,120	0.67%

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
800	Procter & Gamble Co.	40,944	0.61%

State & Commercial Banks
2,534	Fremont General Corp.	54,481	0.81%

Telephone Communications, Except Radiotelephone
1,200	Century Tel, Inc.	38,508	0.57%

Title Insurance
3,025	Fidelity National Financial, Inc.	33,966	0.50%

Trucking & Courier Services
1,060	United Parcel Service, Inc.	83,931	1.25%

	Total Common Stock (Cost $4,709,548)	5,966,958	88.54%

Commercial Paper 10.39%
100,000	American Express Credit Corp. 1.78%, 12/1/04	100,000
200,000	General Electric Capital Corp. 1.78%, 11/10/04	200,000
100,000	General Electric Capital Corp. 1.84%, 12/1/04	100,000
200,000	General Motors Acceptance Corp. 1.86%, 11/10/04	200,000
100,000	Household Finance Corp. 1.84%, 12/1/04	100,000
		700,000	10.39%

	Total Commercial Paper (Cost $700,000)	700,000	10.39%

Money Market Funds 1.05%
70,771	First American Treasury Obligation Fund 0.26% (Cost $70,711)	70,771	1.05%

	Total Investments (Cost $5,480,319)	6,737,729	99.98%

	Other Assets Less Liabilities	1,216	0.02%

	NET ASSETS - 100.00%	$6,738,945	100.00%

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Assets and Liabilities
October 31, 2004 (Unaudited)

Assets:
Investment Securities at Market Value	$ 6,737,729
(Identified Cost $5,480,319)
Receivables:
Dividends and Interest	6,219
Total Assets	6,743,948
Liabilities:
Accrued Expenses	2,234
Accrued Management Fees	2,769
Total Liabilities	5,003
Net Assets	$ 6,738,945

Net Assets Consist of:
Paid In Capital	5,410,883
Accumulated Undistributed Net Investment Income (Loss)	16,290
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	54,362
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	1,257,410
Net Assets for 384,107 Shares Outstanding
(30,000,000 shares authorized, $.001 par value for Croft Funds Corporation, which includes Croft-Leominster Value Fund and Croft-Leominster
Income Fund)	$ 6,738,945

Net Asset Value, Offering price and Redemption Price Per Share	$ 17.54
($6,738,945/384,107 shares)

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Operations

For the Six
Months Ended
10/31/2004
(Unuadited)
Investment Income:
Dividends	$ 37,237
Interest	28,160
Total Investment Income	65,397
Expenses:
Advisory fees (Note 3)	31,157
Transfer agent fees & accounting	12,740
Legal fees	4,548
Audit fees	4,732
Custody fees	1,923
Insurance expense	2,493
Registration fees	2,493
Trustee fees	511
Printing and postage expense	1,820
Other	1,092
Total Expenses	63,509
Less:
Advisory fee waiver (Note 3)	(14,402)
Net Expenses	49,107
Net Investment Income / (Loss)	16,290

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	58,796
Change in Unrealized Appreciation (Depreciation) on Investments	106,395
Net Realized and Unrealized Gain (Loss) on Investments	165,191

Net Increase (Decrease) in Net Assets from Operations	$ 181,481

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statements of Changes in Net Assets
	(Unaudited)
	For the six months	For the year
	ended	ended
	October 31, 2004	April 30, 2004
Operations:
Net investment income (loss)	16,290	(7,213)
Net realized gain (loss) on investment transactions	58,796	603,034
Change in Net unrealized appreciation (depreciation) on investments	106,395	773,191
Net increase (decrease) in net assets resulting from operations	181,481	1,369,012
Distributions to Shareholders From:
Net investment income	0	(7,696)
Net realized gains	(203,513)	0
Net Change in Net Assets from Distributions	(203,513)	(7,696)
Capital Share Transactions:
Proceeds From Sale of Shares	150,448	406,887
Shares Issued on Reinvestment of Dividends	195,962	7,294
Cost of Shares Redeemed	(181,446)	(457,631)
Net Increase (Decrease) from Shareholder Activity	164,964	(43,450)

Net Assets:
Net increase (decrease) in net assets	142,932	1,317,866
Beginning of year	6,596,013	5,278,147
End of year ( including accumulated undistributed net investment income of $16,290 and -$7,213, respectively)	$ 6,738,945	$ 6,596,013

Share Transactions:
Shares sold	8,600	24,120
Shares issued on reinvestment of dividends	11,327	409
Shares redeemed	(10,199)	(28,674)
Net increase (decrease) in shares	9,727	(4,145)
Outstanding at beginning of period	374,380	378,525
Outstanding at end of period	384,107	374,380

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
					Financial Highlights
					October 31, 2004
			Selected data for a share outstanding throughout the period.
	(Unaudited)
	For the Six Months	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31, 2004	April 30, 2004	April 30, 2003	April 30, 2002	April 30, 2001	April 30, 2000

Net Asset Value at Beginning of Period	$ 17.62	$ 13.94	$ 17.25	$ 18.64	$ 16.57	$ 16.65
Net Investment Income/ (Loss)	0.04	(0.02)	0.02	(0.04)	0.05	(0.08)
Net Gains or Losses on Securities (Realized and Unrealized)	0.43	3.72	(3.32)	(1.07)	2.04	0.00
Total from Investment Operations	0.47	3.70	(3.30)	(1.11)	2.09	(0.08)

Distributions (From Net Investment Income)	0.00	(0.02)	0.00	(0.03)	(0.02)	0.00
Distributions (From Capital Gains)	(0.55)	0.00	(0.01)	(0.25)	0.00	0.00
Total Distributions	(0.55)	(0.02)	(0.01)	(0.28)	(0.02)	0.00

Net Asset Value at End of Period	$ 17.54	$ 17.62	$ 13.94	$ 17.25	$ 18.64	$ 16.57

Total Return (a)	2.69%	26.55%	(19.11)%	(6.05)%	12.61%	(0.48)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 6,739	$ 6,596	$ 5,278	$ 5,727	$ 5,438	$ 4,864
Ratio of Expenses to Average Net Assets before waivers and reimbursement (b)	1.93%	2.05%	2.37%	2.23%	2.46%	2.47%
Ratio of Net Investment Income to Average Net Assets before waivers and reimbursement (b)	0.07%	(0.66)%	(0.71)%	(0.92)%	(0.74)%	(1.01)%
Ratio of Expenses to Average Net Assets after waivers and reimbursement (b)	1.50%	1.50%	1.50%	1.50%	1.44%	1.50%
Ratio of Net Investment Income to Average Net Assets after waivers and reimbursement (b)	0.50%	(0.12)%	0.16%	(0.22)%	0.28%	(0.49)%
Portfolio Turnover Rate	36.47%	46.42%	54.64%	47.79%	54.57%	55.66%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.
(b) Annualized ratios for periods of less than one year

The accompanying notes are an integral part of the financial statements.

CROFT FUNDS CORPORATION

CROFT-LEOMINSTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2004 (UNAUDITED)

Note 1. Organization

 The Croft-Leominster Value Fund (the “Fund”), a managed portfolio of the Croft Funds Corporation (the “Corporation”), a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Corporation, which also includes the Croft-Leominster Income Fund.  The Fund’s investment objective is to seek growth of capital.  It invests primarily in common stocks of established mid-sized to large size companies believed by the Advisor to be undervalued and have good prospects for capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Fund’s portfolio securities will be valued by using the last reported bid price.  Many debt securities, including U.S. Government Securities, are traded in the over-the-counter market. Obligations having maturities of 60 days or less are valued at amortized cost.  Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors. The fair value of any restricted securities from time to time held by the Fund is determined by the Manager according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors. The fair value of these securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.

Federal Income Taxes: The Fund intends to continually comply with requirements of Sub-Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclose contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the Fund. Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Accounting principles generally accepted in the United States require that permanent financial reporting differences relating to shareholder distributions be reclassified to net realized short term gains or paid-in-capital.   For the six months ended October 31, 2004, net investment loss in the amount of $16,290 was reclassified to net realized short term gains.  This reclassification had no affect on net assets.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. (the “Advisor”) as its Investment Advisor.  Under the terms of the management agreement, subject to such policies as the Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.94% of the Fund’s average daily net asset value. For the six months ended October 31, 2004, the Advisor earned $31,157.  Through April 30, 2005, the Advisor has contractually agreed to waive management fees or reimburse expenses to the Fund to limit the overall expense ratio to 1.50% (excluding ordinary brokerage commissions and extraordinary expenses) of the Fund’s average net assets.   For the six months ended October 31, 2004, the Advisor waived $14,402 of the advisory fee. At October 31, 2004, a payable was due to the Advisor in the amount of $2,769 (net of waivers).

Pursuant to a plan of Distribution, the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee on May 1, 1999. The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the suspension and reinstate the 12b-1 fee at any time in its sole discretion.

Certain Directors and officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $1,000 plus expenses for services relating to the Corporation.

Note 4. Capital Share Transactions

At October 31, 2004, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft-Leominster Value Fund and the Croft-Leominster Income Fund), and paid-in capital amounted to $5,410,883 for the Fund.

Note 5. Investments

For the six months ended October 31, 2004, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $1,197,128 and $1,090,600, respectively.  Purchases and sales of U.S. Government Securities aggregated $0 and $0, respectively.  As of October 31, 2004, the gross unrealized appreciation for all securities totaled $1,452,686 and the gross unrealized depreciation for all securities totaled $195,275, for a net unrealized appreciation of $1,257,411 on a tax basis.

Note 6. Distributions to Shareholders

On December 31, 2003, the Fund paid a distribution of $0.02 per share from ordinary income.

The tax character of distributions paid during the six months ended October 31, 2004 and fiscal year ended April 30, 2004 were as follows:

Distributions paid from:       October 31, 2004         April 30, 2004

             Ordinary Income$       -$          7,696

             Short-Term Capital Gain151,549    -

             Long-Term Capital Gain  51,964    -

            $           203,513             $         7,696

Expense Example

As a shareholder of the Croft-Leominster Funds, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Croft-Leominster Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2004	October 31, 2004	May 1,2004 to October 31,2004

Actual	$1,000.00	$1,026.95	$7.66
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1-800-746-3322

This report is provided for the general information of the shareholders of the Croft-Leominster Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Croft-Leominster

Income Fund

SEMI-ANNUAL REPORT

October 31, 2004

December 31, 2004

Dear Croft-Leominster Income Fund Shareholder:

Thank you for your continued investment in the Croft-Leominster Income Fund.  From January 1, 2004 to December 31, 2004, your Croft-Leominster Income Fund produced a total return of 5.9%* compared to 4.3 % for the Lehman Brothers Aggregate Bond Index.  Over the last five years, from January 1, 2000 to December 31, 2004 your Income Fund increased 47.6% compared to 45.0% for the Lehman Brothers Aggregate Bond Index.

The Income Fund performed well during 2004 as corporate bond spreads tightened and interest rates remained at historically low levels.  The Federal Funds Rate currently stands at 2.25%.  While higher than at this time last year, this level is still quite low relative to historical averages.  Further increases in interest rates could have a negative impact on bond prices; therefore we have shortened the duration and maturity of the Income Fund portfolio.  Approximately 40% of the portfolio has been allocated to high quality short-term instruments that will both reduce the possibility of losses and allow for opportunistic reinvestment as interest rates rise.  Despite this allocation to shorter maturities, we have been able to maintain a yield higher than that of the 10 year Treasury bond with significantly lower duration.

Even with this precautionary position, we view the chances of rapid increases in inflation rates and corresponding rapid increases in interest rates as remote.  The Federal Reserve has, thus far, maintained its stance of “measured” interest rate hikes as it gradually reverses the accommodative policy of recent years.   Strong productivity growth and intense competition, both foreign and domestic, continue to counteract inflationary pressures.

As of December 31st, 2004, the Income Fund has the following characteristics:  weighted average yield to maturity of 5.2%, weighted average duration of 5.4 years, and weighted average maturity of 10.2 years.  We continue to manage credit risk through wide diversification, holding 65 securities spread among 20 different industries.

Please do not hesitate to call us at (410) 576-0100 or (800) 551-0990 if you have any questions or want to discuss our investment philosophy.

Sincerely,

Kent Croft

President

*Past performance is not indicative of future performance.  Investment return and principal will fluctuate.  An investor’s shares, when redeemed, may be worth more or less than the original value. Comments about the Income Fund Portfolio are as of 12/31/04.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

CROFT-LEOMINSTER INCOME FUND
	Schedule of Investments
	October 31, 2004 (Unaudited)

Shares/Principal Value		Market Value

CLOSED END MUTUAL FUNDS - 3.17%
Taxable Bond Funds - 3.17%
6,200	Alliance World Dollar Gov't Fund II	$ 76,508
4,500	Salomon Brothers Worldwide Income Fund	73,530
9,600	Templeton Emerging Markets Income Fund	128,640
		278,678

Total Closed End Mutual Funds (Cost $227,526)		$ 278,678

CORPORATE BONDS AND NOTES - 55.10%

Cable TV & Cellular Telephone - 3.54%
185,000	CF Cable TV Inc. Senior Secured Notes, 9.125%, 7/15/07	192,270
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	118,240
		310,510
Chemicals - 7.51%
65,000	ARCO Chemical Co. Debentures, 10.250%, 11/1/10	72,800
150,000	ARCO Chemical Co. Debentures, 9.800%, 2/1/20	166,500
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	90,660
100,000	Hanna (M.A.) Co. Notes 6.580%, 2/23/11	88,500
70,000	IMC Global, Inc. Senior Notes, 11.250%, 6/1/11	82,250
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	32,361
30,000	IMC Global, Inc. Debentures, 6.875%, 7/15/07	31,800
99,000	Millennium American, Inc. Senior Unsecured Debentures, 7.625%, 11/15/26	95,040
		659,911
Containers & Paper - 2.44%
150,000	Abitibi-Consolidated, Inc. Debentures, 7.400%, 4/1/18	143,250
45,000	Abitibi-Consolidated, Inc. Debentures, 7.500%, 4/1/28	40,275
30,000	Abitibi-Consolidated, Inc. Debentures, 8.850%, 8/1/30	30,375
		213,900
Electric & Gas Utilities - 1.82%
67,000	El Paso Corp. Senior Notes, 7.000%, 5/15/11	67,335
90,000	Kansas Gas & Electric, 1st Mortgage, 6.500% 8/1/05	92,502
		159,837
Electronic Instruments and Controls - 2.53%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	43,176
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	64,842
100,000	Avnet Inc. Notes, 9.750%, 2/15/08	114,500
		222,518
Energy and Energy Services - 0.84%
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	74,126

Environmental Service/Pollution Control - 0.66%
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	57,980

Financial Services - 4.74%
100,000	American Financial Group, Inc. Senior Debentures, 7.125%, 4/15/09	109,910
100,000	Capital One Bank Senior Bank Notes, 8.250%, 6/15/05	103,340
53,000	Capital One Bank Medium-Term Notes, 6.875%, 2/1/06	55,625
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	70,938
50,000	CSC Holdings, Inc. Senior Notes, 7.875%, 12/15/07	53,875
20,000	Washington Mutual Cap Company Guarantee, 8.375%, 6/1/27	22,492
		416,180
Gas & Gas Transmission - 1.29%
100,000	KN Energy, Inc. Senior Debentures , 7.250%, 3/1/28	112,910

Home Lawn & Garden Equipment - 1.28%
100,000	Toro Company Debentures, 7.800%, 6/15/27	113,730

Hotels & Motels - 4.02%
80,000	Cendant Corp. Notes, 6.875%, 8/15/06	85,240
250,000	ITT Corp. (New) Debentures , 7.750%, 11/15/25	267,500
		352,740
Industrial Goods - 2.14%
75,000	Cummins Engine Company, Inc. Debentures, 6.750%, 2/15/27	78,750
50,000	Tyco International Group, SA Company Guarantee, 5.800%, 8/1/06	52,360
50,000	Tyco International Group, SA Company Guarantee, 6.875%, 1/15/29	56,795
		187,905
Media & Entertainment - 5.18%
345,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	454,538

Heavy Construction other than Building Construction - 1.19%
100,000	Fluor Corp. Notes, 6.9500%, 3/1/07	104,250

Miscellaneous Consumer Goods & Services - 1.44%
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	126,210

Motor Vehicle Parts & Accessories - 0.45%
40,000	Dana Corp. Notes, 7.00%, 3/15/28	39,200

Paper & Paper Products - 2.65%
100,000	Boise Cascade Corp. Debentures, 7.350%, 2/1/16	118,320
100,000	Bowater, Inc. Debentures, 9.375%, 12/15/21	114,160
		232,480

Pipelines - 2.03%
25,000	Sonat Inc. Notes, 6.875%, 6/1/05	25,343
150,000	Sonat Inc. Notes, 7.625%, 7/15/11	153,375
		178,718

Printing & Publishing - 2.23%
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	196,053

Retail Stores - 0.64%
55,000	Albertson's Medium-Term, Inc. Notes, 6.520%, 4/10/28	56,403

Semiconductors - 0.39%
30,000	Flextronics Intl., Ltd. Senior Subordinated Notes, 9.875%, 7/1/10	33,825

Telephones & Communications - 3.92%
186,000	Liberty Media Senior Debentures 8.250%, 2/1/30	212,486
115,000	Motorola, Inc. Debentures 6.500%, 11/15/28	121,130
9,654	NYNEX Corp. Amortized Debentures, 9.550%, 5/1/10	10,958
		344,574
Tires - 0.86%
80,000	Goodyear Tire & Rubber Co. Notes, 7.857%, 8/15/11	75,800

Wholesale-Computer & Peripheral Equipment & Software - 0.08%
7,000	IKON Office Solutions, 7.250%, 6/30/08	7,420

Steel Works, Blast Furnaces & Rolling Mills - 1.23%
91,000	U.S. Steel, LLC, Senior Notes 10.750%, 8/1/08	107,835

Total Corporate Bonds and Notes (Cost $4,163,154)		$ 4,839,553

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS - 29.23%

Commercial Paper - 20.49%
300,000	American Express Credit Corp. 1.73%, 11/10/04	300,000
100,000	American Express Credit Corp. 1.73%, 11/09/04	100,000
200,000	Aigfun Corp. 1.75%, 11/10/04	200,000
100,000	Aigfun Corp. 1.81%, 11/18/04	100,000
300,000	General Electric Capital Services Corp., 1.78%, 11/18/04	300,000
200,000	General Electric Capital Services Corp., 1.78%, 11/10/04	200,000
200,000	General Motors Acceptance Corp., 1.86%, 11/10/04	200,000
100,000	General Motors Acceptance Corp., 1.98%, 11/18/04	100,000
300,000	Household Finance Corp., 1.83%, 11/18/04	300,000
		1,800,000

U.S. Government Obligations - 7.97%
700,000	U.S. Treasury Notes, 2.0%, 11/30/2004	700,000
		700,000

Money Market Funds - 0.75%
66,947	U.S. Bank First American Treasury Obligation, 0.26%	66,947

Total Cash Equivalents And Short-Term Investments (Cost $2,566,947)		$ 2,566,947

TOTAL INVESTMENTS (Cost $6,965,633) 87.50%		7,685,178

OTHER ASSETS LESS LIABILITIES - 12.50%		1,097,923

NET ASSETS - 100.00%		$ 8,783,101

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Assets and Liabilities
October 31, 2004 (Unaudited)

Assets:
Investment Securities at Market Value	$ 7,685,178
(Identified Cost $6,965,633)
Receivables:
Interest and Dividends	118,435
Securities Sold	1,000,000
From Adviser	6,145
Total Assets	8,809,758
Liabilities:
Payables:
Shareholder Distributions	23,696
Accrued Expenses	2,961
Total Liabilities	26,657
Net Assets	$ 8,783,101

Net Assets Consist of:
Paid In Capital	$ 8,782,290
Accumulated Undistributed Net Investment Income	(1,152)
Accumulated Realized Gain (Loss) on Investments - Net	(717,582)
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	719,545
Net Assets for 847,535 Shares Outstanding
(30,000,000 shares authorized, $.001 par value for Croft Funds Corporation which
includes Croft-Leominster Value Fund and Croft-Leominster Income Fund)	$ 8,783,101
Per Share Net Asset Value and Redemption Price	$ 10.36
Net Asset Value, Offering Price and Redemption Price Per Share	$ 10.36
($8,783,101/847,535 shares)

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Operations

(Unaudited)
Six months
ended
October 31, 2004
Investment Income:
Dividends	$ 5,969
Interest	223,264
Total Investment Income	229,233
Expenses:
Advisory fees (Note 3)	33,536
Transfer agent & Accounting fees	13,650
Audit fees	1,820
Legal fees	4,548
Printing expense	910
Custody fees	2,533
Registration fees	2,493
Insurance expense	2,493
Other	998
Trustee Fees	337
Total Expenses	63,318

Less: Advisory fees waived (Note 3)	(16,623)
Net Expenses	46,695

Net Investment Income	182,538

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(4,639)
Change in Unrealized Appreciation (Depreciation) on Investments	220,016
Net Realized and Unrealized Gain (Loss) on Investments	215,377

Net Increase (Decrease) in Net Assets from Operations	$ 397,915

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statements of Changes in Net Assets

	(Unaudited)
	Six months	For the year
	ended	ended
	October 31, 2004	April 30, 2004
Operations:
Net investment income (loss)	$ 182,538	$420,629
Net realized gain (loss) on investment transactions	(4,639)	269,656
Change in net unrealized appreciation (depreciation) on investments	220,016	(111,989)
Net increase (decrease) in net assets resulting from operations	397,915	578,296
Distributions to Shareholders From:
Net investment income	(193,882)	(410,437)
Return of capital	0	0
Net change in net assets from Distributions	(193,882)	(410,437)
Capital Share Transactions:
Proceeds from sale of shares	231,966	475,969
Shares issued on reinvestment of dividends	141,352	303,289
Cost of shares redeemed	(244,890)	(654,417)
Net Increase (Decrease) from Shareholder Activity	128,428	124,841

Net Assets:
Net increase (decrease) in net assets	332,461	292,700
Beginning of year	8,450,640	8,157,940
End of period (Including accumulated undistributed net investment
income of ($1,152) and $10,192, respectively.)	$ 8,783,101	$ 8,450,640

Share Transactions:
Shares sold	22,665	46,419
Shares issued on reinvestment of dividends	13,808	30,403
Shares redeemed	(24,158)	(65,494)
Net increase (decrease) in shares	12,315	11,328
Outstanding at beginning of period	835,220	823,892
Outstanding at end of period	847,535	835,220

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
					Financial Highlights
					October 31, 2004
			Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/04	4/30/2004	4/30/03	4/30/02	4/30/01	4/30/00

Net Asset Value at Beginning of Period	$ 10.12	$9.90	$ 9.23	$ 9.24	$ 9.43	$ 10.47
Net Investment Income	0.22	0.52	0.57	0.59	0.72	0.76
Net Gains or Losses on Securities
(Realized and Unrealized)	0.25	0.22	0.67	0.04	(0.20)	(1.02)
Total from Investment Operations	0.47	0.74	1.24	0.63	0.52	(0.26)

Distributions (From Net Investment Income)	(0.23)	(0.52)	(0.57)	(0.61)	(0.71)	(0.78)
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	0.00	0.00
Return of Capital	0.00	0.00	0.00	(0.03)	0.00	0.00
Total Distributions	(0.23)	(0.52)	(0.57)	(0.64)	(0.71)	(0.78)

Net Asset Value at End of Period	$ 10.36	$ 10.12	$ 9.90	$ 9.23	$ 9.24	$ 9.43

Total Return (a)	4.71%	7.61%	14.04%	6.91%	5.78%	(2.40)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,783	$ 8,451	$ 8,158	$ 8,287	$ 7,679	$ 8,157
Ratio of Expenses to Average
Net Assets before waiver (b)	1.49%	1.64%	1.72%	1.76%	1.91%	1.79%
Ratio of Expenses to Average
Net Assets after waiver (b)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average
Net Assets before waiver (b)	3.91%	4.61%	5.48%	5.57%	6.92%	6.97%
Ratio of Net Investment Income to Average
Net Assets after waiver (b)	4.30%	5.15%	6.11%	6.23%	7.73%	7.66%
Portfolio Turnover Rate	2.02%	10.15%	37.26%	23.80%	12.33%	5.87%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.
(b) Annualized ratios for periods of less than one year

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2004 (UNAUDITED)

Note 1. Organization

 The Croft-Leominster Income Fund (the “Fund”), is a managed portfolio of the Croft Funds Corporation (the “Corporation”), a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Corporation, which also includes the Croft Leominster Value Fund.  It was organized in 1994 to succeed to the business of Croft-Leominster Inc.’s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners’ capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership’s net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund’s capital stock. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Fund’s portfolio securities will be valued by using the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost.

The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.  Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold.  Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected in the computation of the Fund’s net assets value.

Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors.  The fair value of any restricted securities from time to time held by the Fund is determined by the Manager according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors.  The fair value of these securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.

Federal Income Taxes: The Fund intends to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year’s net realized gains.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

Other: The Fund follows industry practice and records security transaction on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. (the “Advisor”) as its Investment Advisor.  Under the terms of the management agreement, subject to such policies as the Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund.  For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of .79% of the Fund’s average daily net assets.  For the six months ended October 31, 2004, the Advisor earned $33,536.  Through April 30, 2005, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Fund to limit the overall expense ratio to 1.10% (excluding ordinary brokerage commissions and extraordinary expenses) of the Fund’s average daily net assets.  For the six months ended October 31, 2004, the Advisor waived $16,623 of the advisory fee.  At October 31, 2004 a receivable in the amount of $6,145 was due to the Fund from the Advisor.

Pursuant to a plan of Distribution, the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee for the Fund on August 23, 1995.  The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

Certain directors and officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $1,000 plus expenses for services related to the Corporation.

Note 4. Capital Share Transactions

At October 31, 2004, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft-Leominster Value and the Croft-Leominster Income Fund), and paid-in capital amounted to $8,782,290 for the Fund.

Note 5. Investments

For the six months ended October 31, 2004, the cost of purchases and the proceeds from the sales of securities other than U.S Government securities and short-term securities, aggregated $50,375 and $280,815, respectively.  Purchases and sales of U.S. Government securities aggregated $1,700,000 and $0, respectively. As of October 31, 2004, the gross unrealized appreciation for all securities totaled $733,631 and the gross unrealized depreciation for all securities totaled $14,086, for a net unrealized appreciation of $719,545 on a tax basis.  The aggregate cost of securities for federal income tax purposes at October 31, 2004 was $7,965,633.

Note 6. Distributions to Shareholders

The Fund makes quarterly income distributions. During the six months ended October 31, 2004, distributions of $0.23 aggregating $193,882 were declared from net investment income.

The tax character of distributions paid during the six months ended October 31, 2004 and fiscal year ended April 30, 2004 were as follows:

Distributions from:	October 31, 2004	April 30, 2004
Ordinary Income	$193,882	$410,437
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
	$193,882	$410,437

As of October 31, 2004 the components of distributable earnings/ (accumulated losses) on a book basis were as follows:

Undistributed Ordinary income/ (accumulated losses)	$ (1,152)
Undistributed Long-term capital gain/ (accumulated losses)	(717,582)
Unrealized appreciation/ (depreciation)	719,545
$811

Expense Example

As a shareholder of the Croft-Leominster Funds, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Croft-Leominster Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2004	October 31, 2004	May 1,2004 to October 31,2004

Actual	$1,000.00	$1,047.14	$5.68
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.66	$5.60

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1-800-746-3322

This report is provided for the general information of the shareholders of the Croft-Leominster Income Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 29, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date January 6, 2005

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date January 6, 2005

* Print the name and title of each signing officer under his or her signature.